SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 30, 2002
(Date of earliest event reported)

Commission File No. 333-38154

                       Banc of America Funding Corporation
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       Delaware                                         56-1930085
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                  28255
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Address of principal executive offices                   (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code

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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5. Other Events

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.


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

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------------                  -----------

       (99) Collateral Term Sheets, Computational Materials and Structural Term Sheets prepared by Banc of America Securities LLC in connection with Banc of America Funding Corporation, Mortgage Pass-Through
                                   Certificates, Series 2002-1


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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANC OF AMERICA FUNDING CORPORATION

April 30, 2002

                                        By:    /s/ Michael P. Schoffelen
                                               ---------------------------------
                                        Name:  Michael P. Schoffelen
                                        Title: Senior Vice President


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

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   (99)           Collateral Terms Sheets,
                  Computational Materials                         E
                  and Structural Term Sheets
                  prepared by Banc of America
                  Securities LLC in connection
                  with Banc of America Funding
                  Corporation, Mortgage Pass-
                  Through Certificates, Series 2002-1


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